                               AMENDMENT NO. 7

                                      TO

                              AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT


         THIS AMENDMENT NO. 7 to Amended and Restated Registration Rights Agreement, dated as of February 12, 2001 (the "Amendment"), is entered into by and among United Surgical Partners International, Inc., a Delaware corporation (the "Company"), and the parties named on Schedule 8.2(d) attached hereto who sign a counterpart of this Amendment (each of such parties being hereinafter referred to individually as an "OPC Stockholder" and collectively as the "OPC Stockholders"), amending the Amended and Restated Registration Rights Agreement dated as of April 30, 1998, as amended, among the Company and the several signatories thereto (the "Registration Rights Agreement").

         Pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 6, 2000 (the "Merger Agreement"), among the Company, OPC Acquisition Corporation and OrthoLink Physicians Corporation, the Company is issuing to the OPC Stockholders on the date hereof certain shares of the Company's Common Stock, par value $.01 per share (the "Shares"). It is a condition to the closing of the transaction contemplated by the Merger Agreement that the Company execute this Amendment and offer each of the OPC Stockholders the opportunity to execute this Amendment and thereby to become a party to the Registration Rights Agreement.

         Pursuant to Section 13(d) of the Registration Rights Agreement, the Registration Rights Agreement is hereby amended as follows:

         1. Each OPC Stockholder who executes a counterpart of this Amendment is hereby made a party to the Registration Rights Agreement with the same rights and obligations as a holder of "Investor Shares" (with respect to the Shares issued to such OPC Stockholder pursuant to the Merger Agreement) as set forth in the Registration Rights Agreement.

         2. Notwithstanding anything herein or in the Registration Rights Agreement to the contrary, each OPC Stockholder who executes a counterpart of this Amendment agrees to simultaneously execute an agreement regarding the transfer of Company securities in relation to the Company's initial public offering, a copy of which agreement is attached hereto as Exhibit A and which is in the same form provided to other stockholders of the Company in connection with such offering. Exhibit A is incorporated herein by this reference and each OPC Stockholder who executes a counterpart of this Amendment shall be bound by said agreement.

         3. The Registration Rights Agreement, as amended by this Amendment, is in all respects hereby confirmed.

         4. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

         5. Separate copies of this Amendment may be signed by the parties hereto, with the same effect as though all of the parties had signed one copy of this Amendment. Signatures received by facsimile shall be accepted as original signatures. This Amendment shall be effective as to the Company and each OPC Stockholder that signs a counterpart of this Amendment, Notwithstanding that other parties to the Registration Rights Amendment may not have executed this Amendment.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 7 as of the date first above written.


                                       UNITED SURGICAL PARTNERS
                                       INTERNATIONAL, INC.

                                       By  /s/ WILLIAM H. WILCOX
                                         ------------------------------------
                                               William H. Wilcox, President



                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)




                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)

                                       /s/ DAVE A. ALEXANDER
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Dave A. Alexander
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ G. EDWARD ALEXANDER, JR.
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Kelsey Rebecca Alexander, UTUGMA

                                       By:  G. Edward Alexander, Jr., Custodian
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ G. EDWARD ALEXANDER, JR.
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       By:  G. Edward Alexander, Jr.
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ L. SWERGOLD
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Anvers, L.P.

                                       By:  FSIP, LLC, general partner

                                       By:  L. Swergold, Member
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ TERRY G. BRYANT
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Terry G. Bryant
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ STUART C. MCWHORTER
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Clayton Associates, LLC

                                       By: Stuart C. McWhorter, Member
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)

                                       /s/ MARK C. GARVIN
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Mark C. Garvin
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ FRANK E. GORDON
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Frank E. Gordon
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ ROBERT A. GORDON
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Robert A. Gordon
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ KENNETH N. HANCOCK
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Kenneth N. Hancock
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ STUART C. MCWHORTER
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Stuart C. McWhorter
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ KENNETH MELKUS
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Melkus Partners, Ltd.

                                       By: Kenneth Melkus, General Partner
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ C. FRED POUNDS
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       C. Fred Pounds
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)

                                       /s/ ROGER D. ROSS
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Roger D. Ross
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ JOHN ORTENZIO
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Select Investments I, L.P.

                                       By: John Ortenzio, General Partner
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ DALE L. STEGALL
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Dale L. Stegall
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ DALE L. STEGALL
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Kathryn A. Stegall, UTUGMA

                                       By: Dale L. Stegall, Custodian
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ DALE L. STEGALL
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       IRA FBO Dale L. Stegall,
                                       J.C. Bradford & Co., Custodian

                                       By: Dale L. Stegall
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ ERIC L. SUTLEY
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Eric L. Sutley
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)



                                       /s/ ROBERT A. YEAGER
                                       ----------------------------------------
                                       (SIGNATURE OF OPC STOCKHOLDER)

                                       Robert A. Yeager
                                       ----------------------------------------
                                       (TYPE OR PRINT NAME OF OPC STOCKHOLDER)